SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2000


                               Pharmanetics, Inc.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                0-25133                                    56-2098302
---------------------------------------      -----------------------------------
        (Commission file Number)                    (IRS Employer ID Number)


               5301 Departure Drive, Raleigh, North Carolina 27616
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     919-954-9871
                                                       -------------------------

                                       NA
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On February 28, 2000, the Registrant issued a press release stating as follows:

              PHARMANETICS COMPLETES $12 MILLION PRIVATE PLACEMENT


RALEIGH, N.C. (FEBRUARY 28, 2000) - PHARMANETICS, INC. (NASDAQ NM: PHAR) announced today that it has completed a $12 million private placement of preferred stock convertible into common stock at $10 per share, together with attachable 5-year warrants to purchase an additional 240,000 shares of common stock at $10 per share, to selected institutional and other accredited investors. The conversion price was based on the average closing prices of the last 15 trading days. The Company plans to use the proceeds to complete its test development of existing projects as well as to pursue new opportunities for therapeutic management. The financing was well received which allowed the Company to expand the offering from $5 to $12 million.

"The private placement accomplished three important strategic goals. It broadened our institutional investor base significantly, improved our cash reserves and liquidity position, and provided funding for pursuing new collaborative opportunities," stated John Funkhouser, President and Chief Executive Officer of PharmaNetics. "The ability to finance and grow the Company is based on our technology platform which allows the Company to rapidly manage numerous therapeutics which effect coagulation parameters. The uses of these therapeutics are primarily for patients suffering from acute cardiac syndromes, stroke and sepsis. The Company currently has the ability to rapidly manage 10 to 12 drugs which are all at least in Phase III clinical trials. The use of the test is directly tied to the drug use and the physicians' need to manage dosing rapidly," he continued.

PharmaNetics, Inc. develops, manufactures and markets rapid turnaround diagnostics to assess blood clot formation and dissolution. The Company develops tests based on its proprietary, dry chemistry Thrombolytic Assessment System for its principal target market of managing powerful new drug compounds, some of which may have narrow therapeutic ranges, as well as for monitoring routine anticoagulants. The Company's therapeutic diagnostics are used to monitor the effect of antithrombotic agents in the treatment of angina, myocardial infarction (heart attack), stroke, deep venous thrombosis, and pulmonary and arterial emboli.

The securities offered in this financing have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS REGARDING FUTURE EVENTS AND THE FUTURE PERFORMANCE OF PHARMANETICS THAT INVOLVE RISKS AND UNCERTAINTIES, SUCH AS RISKS RELATED TO MARKET ACCEPTANCE, CLINICAL TRIALS AND DEPENDENCE ON THIRD-PARTY DISTRIBUTORS AND COLLABORATIVE PARTNERS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. INFORMATION CONCERNING THESE AND OTHER OF THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER FROM THOSE IN THE FORWARD-LOOKING STATEMENTS IS CONTAINED IN THE COMPANY'S SEC FILINGS, INCLUDING FORM 10-K, FORM 10-Q AND FORM 8-K REPORTS.

         Item 7. Exhibits
                 --------

                (c)      Exhibits

                             Exhibit No.
                             -----------

                             3.4 Amended and Restated Articles of Incorpora-tion filed with the North Carolina Secretary of State on February 24, 2000

                             10.24  Series A Preferred Stock and Warrant
                                    Purchase Agreement dated February 24, 2000

                             10.25 Form of Warrant between the Company and the Series A Investors dated February 25, 2000

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PHARMANETICS, INC.



Date: February 28, 2000                   /s/ John P. Funkhouser
                                          ----------------------
                                          John P. Funkhouser
                                          President and Chief Executive Officer